UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 April 13, 2006
                                 --------------
                                 Date of Report
                        (Date of earliest event reported)

                               TOFUTTI BRANDS INC.
             (Exact name of registrant as specified in its charter)

            Delaware                       1-9009                 13-3094658
  ---------------------------           ------------         -------------------
 (State or other jurisdiction           (Commission            (IRS Employer
       of incorporation)                File Number)         Identification No.)

                   50 Jackson Drive Cranford, New Jersey 07016
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (908)272-2400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


On April 13, 2006, the registrant entered into a Loan Agreement, Promissory Note and Security Agreement, or the Loan Documents, with Wachovia Bank, N. A., or Wachovia, pursuant to which Wachovia has extended a $1,000,000 line of credit to the registrant.

The Note is due and payable in consecutive monthly payments of accrued interest only, commencing on April 30, 2006, and continuing on the same day of each month thereafter until fully paid. The line of credit may be used to finance working capital of the registrant and interest on the unpaid balance shall accrue at Wachovia's Prime Rate as defined in the Loan Documents. All principal and accrued interest is due and payable on April 30, 2007.

The line of credit is secured by all of the personal property of the registrant including, without limitation, all accounts, equipment, accessions, inventory, chattel paper, instruments, investment property, documents, letter-of-credit rights, deposit accounts, and general intangibles, wherever located.

The foregoing descriptions of the terms of Loan Documents do not purport to be complete and are qualified in their entirety by reference to the full text of the Loan Documents.

Copies of the Loan Agreement, Promissory Note, and Security Agreement are attached as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.



ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.


     (c)      Exhibits

              Exhibit 10.1 Form of Loan Agreement between the Registrant and Wachovia Bank, N. A.

              Exhibit 10.2 Form of Promissory Note between the Registrant and Wachovia Bank, N. A.

              Exhibit 10.3 Form of Security Agreement between the Registrant and Wachovia Bank, N. A.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 18, 2006                        TOFUTTI BRANDS INC.
                                                  (Registrant)



                                            By: /s/Steven Kass
                                                --------------
                                                Steven Kass
                                                Chief Financial Officer

                                  Exhibit Index
                                  -------------







Exhibit            Description
-------            -----------

 10.1              Form of Loan Agreement between the Registrant and Wachovia
                   Bank, N. A.

 10.2              Form of Promissory Note between the Registrant and Wachovia
                   Bank, N. A.

 10.3              Form of Security Agreement between the Registrant and
                   Wachovia Bank, N. A.